                                                                    Exhibit 23.1

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the references to our firm under the captions "Selected Supplemental Consolidated Financial Data" and "Experts" and to the use of our report dated November 19, 1999, in the Registration Statement (Form S-1) and related Prospectus of Ask Jeeves, Inc. for the registration of 1,631,864 shares of its common stock.

Walnut Creek, California
January 28, 1998